Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-42308

PROSPECTUS SUPPLEMENT DATED MARCH 21, 2001

(To Prospectus filed on July 27, 2000)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        1,214,934 Shares of Common Stock

                            ----------------------

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                 Shares to be
                                                               Offered for the
                  Selling Stockholders                       Selling Stockholder
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Gregory William Bakker and Deborah Ann Bakker                        588